EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of INmune Bio, Inc. (the “Company”) on Form 10-K for the fiscal ended December 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), I, David J. Moss, Chief Financial Officer of the Company, certify to my knowledge and in my capacity, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 29, 2019	By:	/s/ David J. Moss
David J. Moss
Chief Financial Officer, Treasurer and Secretary (Principal Financial and Accounting Officer)